UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 27, 2010

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          (e)
          2010 Employee Stock Purchase Plan
          On May 27, 2010, at the 2010 Annual Meeting of the Shareholders (the “2010 Annual Meeting”) of Ixia (the “Company”), the shareholders of the Company approved the 2010 Employee Stock Purchase Plan (the “2010 ESPP”) under which a total of 500,000 shares of the Company’s Common Stock has initially been reserved for issuance. The Company’s Board of Directors (the “Board”) had approved the 2010 ESPP on March 24, 2010, subject to shareholder approval.
          The 2010 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2010 ESPP will provide employees of the Company with an opportunity to participate in the ownership of the Company by purchasing shares of the Company’s Common Stock at a discounted price through accumulated payroll deductions. The 2010 ESPP will be implemented in a series of consecutive, overlapping 24-month offering periods, with each offering period consisting of four six-month purchase periods. Offering periods will begin on the first trading day on or after May 1 and November 1 of each year, and the first offering period is scheduled to commence on November 1, 2010. The Board is authorized, subject to compliance with the terms of the 2010 ESPP, to change the duration of offering periods and the commencement dates of offering periods, as well as the duration and commencement dates of the purchase periods within offering periods.
          Employees (including officers) are eligible to participate in the 2010 ESPP if they (i) are employed by the Company (or a subsidiary designated by the Board) for more than 20 hours per week and for more than five months in any calendar year and (ii) have completed 30 days of continuous employment as of the first day of an offering period.
          The purchase price per share under the 2010 ESPP is 85% of the lesser of (i) the fair market value of a share of Common Stock on the first trading day of the 24-month offering period or (ii) the fair market value of a share of Common Stock on the last trading day of the applicable six-month purchase period during the 24-month offering period. The fair market value of the Company’s Common Stock on a given date is equal to the closing sales price of the Common Stock on that date on the Nasdaq Global Select Market.
          The 2010 ESPP provides for an automatic annual increase in the number of shares authorized and reserved for issuance under the Plan on each May 1 during the ten-year term of the Plan. Each increase will be equal to the lesser of (i) 500,000 shares, (ii) a number of shares equal to 1% of the number of shares of the Company’s Common Stock outstanding on the last day of the prior fiscal year and (iii) an amount determined by the Board.
          The foregoing description of the 2010 ESPP is qualified in its entirety by reference to the 2010 ESPP which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).

          Amendment to 2008 Equity Incentive Plan
          On May 27, 2010, at the 2010 Annual Meeting, the shareholders of the Company approved an amendment to the Company’s 2008 Equity Incentive Plan, as amended, that added the Company’s non-employee directors as persons to whom equity incentive awards may be granted under the Plan. The Board had approved the amendment on March 24, 2010, subject to shareholder approval. The Board has also adopted a form of Amended and Restated 2008 Equity Incentive Plan (the “Amended and Restated 2008 Plan”) that reflects the amendment approved at the 2010 Annual Meeting and that incorporates other amendments to the Plan since its initial adoption in April 2008.
          Under the Amended and Restated 2008 Plan, the Company is now authorized to grant restricted stock units, stock options, restricted stock awards and share appreciation rights to the Company’s non-employee directors at such times, in such amounts and on such terms as are from time to time determined by the Board. Prior to the approval of the amendment, the Company had been authorized to grant such awards only to employees of and consultants to the Company and its affiliates at such times, in such amounts and on such terms as are from time to time determined by the Compensation Committee of the Board.
          The foregoing description of the amendment and of the Amended and Restated 2008 Plan is qualified in its entirety by reference to the Amended and Restated 2008 Plan which is included as Exhibit 10.2 to this Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders
          Set forth below is a brief description of each matter voted upon at the Company’s 2010 Annual Meeting of Shareholders held on May 27, 2010, and the voting results with respect to each such matter.
          1.           A proposal to elect six directors to serve for a one-year term:

Director	Votes For	Votes Withheld	Broker Non-Votes

Laurent Asscher	52,868,082	4,143,600	3,875,810

Atul Bhatnagar	56,580,082	431,600	3,875,810

Jonathan Fram	52,269,566	4,742,116	3,875,810

Errol Ginsberg	56,564,371	447,311	3,875,810

Gail Hamilton	55,253,166	1,758,516	3,875,810

Jon F. Rager	54,886,757	2,124,925	3,875,810
          2.           A proposal to approve the Company’s 2010 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes

54,494,081	2,495,234	22,367	3,875,810

          3.           A proposal to approve an amendment to the Company’s 2008 Equity Incentive Plan, as amended, to include non-employee directors as persons to whom equity incentive awards may be granted:

Votes For	Votes Against	Abstentions	Broker Non-Votes

45,060,705	11,799,712	151,265	3,875,810
          4.           A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

Votes For	Votes Against	Abstentions

60,761,790	124,111	1,591
          Pursuant to the foregoing votes, (i) Messrs. Asscher, Bhatnagar, Fram, Ginsberg and Rager and Ms. Hamilton were re-elected to serve as directors for a one-year term, (ii) the Company’s 2010 Employee Stock Purchase Plan was approved and adopted, (iii) the amendment to the Company’s 2008 Equity Incentive Plan, as amended, was approved and adopted and (iv) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified.
Item 9.01. Financial Statements and Exhibits
          (d)           Exhibits
                         The following Exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	2010 Employee Stock Purchase Plan

10.2	Amended and Restated 2008 Equity Incentive Plan

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: June 3, 2010	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	2010 Employee Stock Purchase Plan

10.2	Amended and Restated 2008 Equity Incentive Plan